SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 29, 2016.

For Certain MFS® Funds

Effective immediately, the following is added to the end of the first paragraph under the main heading "Description of Share Classes":
Your financial intermediary is responsible for determining if you meet any share class eligibility requirements. MFS does not generally monitor any share class eligibility requirements.

Effective immediately, the fifth and sixth paragraphs under the under the main heading "Description of Share Classes" are restated in their entirety as follows:
Class R1, Class R2, Class R3, and Class R4 shares generally are not available to traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and Section 529 tuition plans.
Class R6 shares generally are available only to the following eligible investors:
•	Employer Retirement Plans;
•	investment companies distributed by MFD;
•	endowments and foundations, local, city and state agencies (or entities acting on their behalf);
•	funded welfare benefit plans (e.g., Voluntary Employees' Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans);
•	unaffiliated registered investment companies;
•	collective investment trusts; and
•
investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the fund's distributor to offer Class R6 shares through such programs.

Effective February 17, 2017, the sub-section entitled "Linking Accounts For LOI and ROA" under the sub-heading "Sales Charges and Waivers or Reductions" under the main heading "Description of Share Classes" is restated in its entirety as follows:
•
Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA are:
o	Individual accounts;
o	Joint accounts;
o	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;
o	MFS 529 College Savings Plan accounts;
o	Certain single-participant retirement plan accounts;
o	Certain Individual Retirement Accounts;
o	Uniform Gifts/Transfers to Minor Acts accounts; and
o	Accounts held in the name of your financial intermediary on your behalf.
It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (or MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. Your financial intermediary is responsible for taking into account this information about accounts eligible to be combined when transmitting your purchase order to the fund.

Effective immediately, the third paragraph under the sub-section entitled "Distribution Options" under the main heading "Other information" is restated in its entirety as follows:
Dividends and capital gain distributions for Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class R4, and Class R6 shares automatically will be reinvested in additional shares of the fund, except Class R6 shareholders who purchase shares through asset-based fee programs of certain financial intermediaries may elect any of the other distribution options described above.

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